Exhibit 99.1

Historical Results*
Financial Supplement

Presented in a Revised Format
for the Quarters Ended
December 31, 2024, March 31, 2025,
June 30, 2025 and September 30, 2025
and the Year Ended December 31, 2024

Presented to Conform with the Presentation
Adopted for the Fourth Quarter 2025 Financial Supplement

*See MetLife, Inc.'s Form 8-K dated January 9, 2026 for further information.

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Information	21

METLIFE INVESTMENT MANAGEMENT
Statements of Adjusted Earnings Available to Common Shareholders	22
Assets Under Management Information; and Other Revenues by Client Segment	23

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders	24
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-10

METLIFE
As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Revenues
Premiums	$12,617	$11,723	$10,810	$10,555	$44,945
Universal life and investment-type product policy fees	1,217	1,229	1,259	1,247	4,974
Net investment income	5,405	4,885	5,661	6,089	21,273
Other revenues	641	687	679	724	2,601
Net investment gains (losses)	(311)	(387)	(273)	(325)	(1,184)
Net derivative gains (losses)	(903)	432	(796)	(929)	(1,623)
Total revenues	18,666	18,569	17,340	17,361	70,986

Expenses
Policyholder benefits and claims	12,572	11,806	10,767	10,369	44,728
Policyholder liability remeasurement (gains) losses	(42)	(31)	5	(159)	(206)
Market risk benefit remeasurement (gains) losses	(764)	299	(277)	(263)	(1,109)
Interest credited to policyholder account balances	2,012	1,647	2,400	2,561	8,339
Policyholder dividends	150	144	146	134	595
Amortization of DAC, VOBA and negative VOBA	517	519	528	522	2,021
Interest expense on debt	259	258	269	271	1,037
Other expenses, net of capitalization of DAC	2,581	2,573	2,522	2,716	9,959
Total expenses	17,285	17,215	16,360	16,151	65,364
Income (loss) before provision for income tax	1,381	1,354	980	1,210	5,622
Provision for income tax expense (benefit)	106	404	245	308	1,178
Net income (loss)	1,275	950	735	902	4,444
Less: Net income (loss) attributable to noncontrolling interests	4	5	6	6	18
Net income (loss) attributable to MetLife, Inc.	1,271	945	729	896	4,426
Less: Preferred stock dividends	32	66	31	66	200
Preferred stock redemption premium	—	—	—	12	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,239	$879	$698	$818	$4,226

Premiums, fees and other revenues	$14,475	$13,639	$12,748	$12,526	$52,520

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,239	$879	$698	$818
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(311)	(387)	(273)	(325)
Less: Net derivative gains (losses)	(903)	432	(796)	(929)
Less: Market risk benefit remeasurement gains (losses)	764	(299)	277	263
Less: Goodwill impairment	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(118)	(234)	(61)	20
Less: Provision for income tax (expense) benefit	352	23	195	223
Add: Net income (loss) attributable to noncontrolling interests	4	5	6	6
Add: Preferred stock redemption premium	—	—	—	12
Adjusted earnings available to common shareholders	1,459	1,349	1,362	1,584
Less: Total notable items (2)	10	—	—	18
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,449	$1,349	$1,362	$1,566

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.78	$1.28	$1.03	$1.22
Less: Net investment gains (losses)	(0.45)	(0.56)	(0.40)	(0.49)
Less: Net derivative gains (losses)	(1.29)	0.63	(1.18)	(1.39)
Less: Market risk benefit remeasurement gains (losses)	1.09	(0.44)	0.41	0.39
Less: Goodwill impairment	—	—	—	—
Less: Other adjustments to net income (loss)	(0.15)	(0.33)	(0.10)	0.04
Less: Provision for income tax (expense) benefit	0.50	0.03	0.29	0.33
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	0.02
Adjusted earnings available to common shareholders per diluted common share	2.09	1.96	2.02	2.37
Less: Total notable items per diluted common share (2)	0.01	—	—	0.03
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.08	$1.96	$2.02	$2.34

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$89
Litigation reserves and settlement costs	(47)	—	—	—
Tax adjustments	57	—	—	(71)
Total notable items	$10	$—	$—	$18

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$0.13
Litigation reserves and settlement costs	(0.07)	—	—	—
Tax adjustments	0.08	—	—	(0.11)
Total notable items	$0.01	$—	$—	$0.03

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Weighted average common shares outstanding - diluted	697.9	687.0	675.0	669.1

(1)See Pages A-1 and A-7 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Book value per common share (1)	$34.28	$35.16	$35.79	$39.52
Adjusted book value per common share (1)	$54.81	$55.01	$56.23	$56.57

	For the Three Months Ended
Unaudited	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Return on MetLife, Inc.'s (2):
Common stockholders' equity	19.6%	14.9%	11.7%	13.1%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	15.4%	14.4%	14.6%	16.9%
Adjusted common stockholders' equity, excluding total notable items (3)	15.3%	14.4%	14.6%	16.7%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Common shares outstanding, beginning of period	693.7	689.2	673.3	666.8
Share repurchases	(4.6)	(17.0)	(6.5)	(6.3)
Newly issued shares	0.1	1.1	—	0.2
Common shares outstanding, end of period	689.2	673.3	666.8	660.7

Weighted average common shares outstanding - basic	693.0	682.3	670.8	664.7
Dilutive effect of the exercise or issuance of stock-based awards	4.9	4.7	4.2	4.4
Weighted average common shares outstanding - diluted	697.9	687.0	675.0	669.1

MetLife Policyholder Trust Shares	111.6	110.1	108.6	107.4

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Total revenues	$18,666	$18,569	$17,340	$17,361	$70,986
Less: Adjustments to total revenues:
Net investment gains (losses)	(311)	(387)	(273)	(325)	(1,184)
Net derivative gains (losses)	(903)	432	(796)	(929)	(1,623)
Investment hedge adjustments	(127)	(103)	(102)	(100)	(604)
Asymmetrical and non-economic accounting, excluding Investment hedge adjustments	34	36	42	78	158
Unit-linked contract income	183	(227)	498	580	1,091
Reinsurance activity	31	43	47	177	31
Other	5	(57)	—	(23)	34
Divested businesses	16	5	3	2	32
Total adjusted revenues	$19,738	$18,827	$17,921	$17,901	$73,051

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Net investment income	$5,405	$4,885	$5,661	$6,089	$21,273
Less: Adjustments to net investment income:
Investment hedge adjustments	(127)	(103)	(102)	(100)	(604)
Unit-linked contract income	183	(227)	498	580	1,091
Reinsurance activity	31	43	47	177	31
Other	16	(42)	16	(8)	82
Divested businesses	1	1	—	—	1
Adjusted net investment income	$5,301	$5,213	$5,202	$5,440	$20,672

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Variable investment income (Included in net investment income above)	$293	$327	$195	$483	$1,013

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Premiums, fees and other revenues	$14,475	$13,639	$12,748	$12,526	$52,520
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	34	36	42	78	158
Other	(11)	(15)	(16)	(15)	(48)
Divested businesses	15	4	3	2	31
Adjusted premiums, fees and other revenues	$14,437	$13,614	$12,719	$12,461	$52,379
Adjusted premiums, fees and other revenues, on a constant currency basis	$14,569	$13,779	$12,751	$12,461

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Total expenses	$17,285	$17,215	$16,360	$16,151	$65,364
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(764)	299	(277)	(263)	(1,109)
Goodwill impairment	—	—	—	—	—
Asymmetrical and non-economic accounting	46	139	31	18	322
Market volatility	(49)	(44)	(40)	(49)	(256)
Unit-linked contract costs	185	(234)	486	578	1,081
Reinsurance activity	30	42	45	135	30
Other	25	19	21	2	49
Divested businesses	23	9	6	10	57
Total adjusted expenses	$17,789	$16,985	$16,088	$15,720	$65,190

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Capitalization of DAC	$(719)	$(698)	$(787)	$(852)	$(2,833)
Less: Divested businesses	—	—	—	—	—
Adjusted capitalization of DAC	$(719)	$(698)	$(787)	$(852)	$(2,833)

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Other expenses	$3,300	$3,271	$3,309	$3,568	$12,792
Less: Adjustments to other expenses:
Reinsurance activity	30	42	45	135	30
Other	25	19	21	2	49
Divested businesses	13	8	7	9	38
Adjusted other expenses	$3,232	$3,202	$3,236	$3,422	$12,675
Adjusted other expenses, on a constant currency basis	$3,292	$3,271	$3,243	$3,422

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Other expenses, net of capitalization of DAC	$2,581	$2,573	$2,522	$2,716	$9,959

Premiums, fees and other revenues	$14,475	$13,639	$12,748	$12,526	$52,520

Expense ratio	17.8%	18.9%	19.8%	21.7%	19.0%

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Adjusted other expenses by major category
Direct expenses	$1,396	$1,459	$1,445	$1,443	$5,611
Pension, postretirement and postemployment benefit costs	71	70	66	69	266
Premium taxes, other taxes, and licenses & fees	253	160	158	272	783
Commissions and other variable expenses	1,512	1,513	1,567	1,638	6,015
Adjusted other expenses	3,232	3,202	3,236	3,422	12,675
Adjusted capitalization of DAC	(719)	(698)	(787)	(852)	(2,833)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,513	$2,504	$2,449	$2,570	$9,842

	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Employee-related costs	$955	$991	$935	$962	$3,696
Third-party staffing costs	439	353	392	374	1,491
General and administrative expenses	2	115	118	107	424
Direct expenses	1,396	1,459	1,445	1,443	5,611
Less: Total notable items related to direct expenses (1)	(152)	—	—	—	(152)
Direct expenses, excluding total notable items related to direct expenses (1)	$1,548	$1,459	$1,445	$1,443	$5,763

Adjusted other expenses, net of adjusted capitalization of DAC	$2,513	$2,504	$2,449	$2,570	$9,842
Less: Total notable items related to adjusted other expenses (1)	(85)	—	—	102	(85)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,598	$2,504	$2,449	$2,468	$9,927

Adjusted premiums, fees and other revenues	$14,437	$13,614	$12,719	$12,461	$52,379
Less: PRT	2,593	1,476	328	(10)	4,849
Adjusted premiums, fees and other revenues, excluding PRT	$11,844	$12,138	$12,391	$12,471	$47,530

Direct expense ratio	9.7%	10.7%	11.4%	11.6%	10.7%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	13.1%	12.0%	11.7%	11.6%	12.1%

Adjusted expense ratio	17.4%	18.4%	19.3%	20.6%	18.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	21.9%	20.6%	19.8%	19.8%	20.9%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$281,043	$291,735	$298,737	$304,645
Equity securities, at estimated fair value	712	747	790	788
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,672	10,725	11,694	12,270
Mortgage loans	89,012	87,908	86,868	85,843
Policy loans	8,545	8,663	8,664	8,589
Real estate and real estate joint ventures	13,342	13,481	14,007	13,932
Other limited partnership interests	14,378	14,137	14,279	14,741
Short-term investments, principally at estimated fair value	5,156	5,543	5,300	5,962
Other invested assets	18,504	17,470	16,352	16,932
Total investments	441,364	450,409	456,691	463,702
Cash and cash equivalents, principally at estimated fair value	20,068	21,326	22,178	20,233
Accrued investment income	3,489	3,557	3,532	3,791
Premiums, reinsurance and other receivables	29,761	31,251	31,503	40,329
Market risk benefits, at estimated fair value	372	317	352	392
Deferred policy acquisition costs and value of business acquired	19,627	20,162	20,993	21,175
Current income tax recoverable	295	338	554	374
Deferred income tax assets	2,994	2,524	2,925	2,719
Goodwill	8,901	9,036	9,142	9,095
Other assets	11,082	11,253	11,425	11,572
Separate account assets	139,504	138,143	143,175	146,344
Total assets	$677,457	$688,316	$702,470	$719,726

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$193,646	$197,667	$198,965	$199,169
Policyholder account balances	221,445	225,623	232,433	235,312
Market risk benefits, at estimated fair value	2,581	2,844	2,709	2,585
Other policy-related balances	18,899	19,523	19,899	20,361
Policyholder dividends payable	385	356	367	369
Payables for collateral under securities loaned and other transactions	17,128	17,440	17,147	17,139
Short-term debt	465	381	379	378
Long-term debt	15,086	14,695	15,374	15,300
Collateral financing arrangement	476	463	438	398
Subordinated debt securities	3,164	4,153	4,153	4,154
Deferred income tax liability	132	430	430	574
Other liabilities	36,843	38,843	39,074	48,452
Separate account liabilities	139,504	138,143	143,175	146,344
Total liabilities	649,754	660,561	674,543	690,535

Equity
Preferred stock, at par value	—	—	—	—
Common stock, at par value	12	12	12	12
Additional paid-in capital	33,791	33,820	33,822	32,855
Retained earnings	42,626	43,131	43,447	43,887
Treasury stock, at cost	(27,798)	(29,222)	(29,737)	(30,244)
Accumulated other comprehensive income (loss)	(21,186)	(20,248)	(19,859)	(17,566)
Total MetLife, Inc.'s stockholders' equity	27,445	27,493	27,685	28,944
Noncontrolling interests	258	262	242	247
Total equity	27,703	27,755	27,927	29,191
Total liabilities and equity	$677,457	$688,316	$702,470	$719,726

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted earnings before provision for income tax
GROUP BENEFITS	$526	$468	$508	$577
RIS	487	505	460	551
ASIA	613	534	489	752
LATIN AMERICA	258	291	317	208
EMEA	60	109	128	115
MIM	20	37	72	78
CORPORATE & OTHER	(15)	(102)	(141)	(100)
Total adjusted earnings before provision for income tax	$1,949	$1,842	$1,833	$2,181

Provision for income tax expense (benefit)
GROUP BENEFITS	$110	$98	$107	$121
RIS	101	99	90	110
ASIA	170	162	143	212
LATIN AMERICA	57	72	84	60
EMEA	1	26	28	28
MIM	4	9	18	20
CORPORATE & OTHER	15	(39)	(30)	(20)
Total provision for income tax expense (benefit)	$458	$427	$440	$531

Adjusted earnings available to common shareholders
GROUP BENEFITS	$416	$370	$401	$456
RIS	386	406	370	441
ASIA	443	372	346	540
LATIN AMERICA	201	219	233	148
EMEA	59	83	100	87
MIM	16	28	54	58
CORPORATE & OTHER (1)	(62)	(129)	(142)	(146)
Total adjusted earnings available to common shareholders (1)	$1,459	$1,349	$1,362	$1,584

(1)Includes impact of preferred stock dividends of $32 million, $66 million, $31 million and $66 million for the three months ended December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$5,579	$5,763	$5,801	$5,662	$22,427
Universal life and investment-type product policy fees	227	233	240	227	909
Net investment income	313	353	345	356	1,252
Other revenues	378	434	405	417	1,534
Total adjusted revenues	6,497	6,783	6,791	6,662	26,122

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,881	5,183	5,161	4,982	19,824
Policyholder liability remeasurement (gains) losses	—	(18)	(4)	(9)	(1)
Interest credited to policyholder account balances	46	72	73	73	191
Capitalization of DAC	(5)	(5)	(7)	(7)	(18)
Amortization of DAC, VOBA and negative VOBA	7	6	7	7	26
Interest expense on debt	1	1	1	1	2
Other expenses	1,041	1,076	1,052	1,038	4,067
Total adjusted expenses	5,971	6,315	6,283	6,085	24,091
Adjusted earnings before provision for income tax	526	468	508	577	2,031
Provision for income tax expense (benefit)	110	98	107	121	425
Adjusted earnings	416	370	401	456	1,606
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	416	370	401	456	1,606
Less: Total notable items	—	—	—	(2)	(58)
Adjusted earnings available to common shareholders, excluding total notable items	$416	$370	$401	$458	$1,664

Adjusted premiums, fees and other revenues	$6,184	$6,430	$6,446	$6,306	$24,870

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$519	$529	$507	$502
Pension, postretirement and postemployment benefit costs	14	13	15	14
Premium taxes, other taxes, and licenses & fees	86	83	88	87
Commissions and other variable expenses	422	451	442	435
Adjusted other expenses	$1,041	$1,076	$1,052	$1,038

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Group Life (2)
Adjusted premiums, fees and other revenues	$2,289	$2,352	$2,371	$2,328
Mortality ratio	83.2%	84.8%	83.0%	83.4%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,771	$2,850	$2,876	$2,814
Interest adjusted benefit ratio (4)	71.8%	74.1%	74.8%	72.5%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$3,460	$2,284	$1,210	$1,045	$8,034
Universal life and investment-type product policy fees	99	104	102	99	314
Net investment income	2,143	2,190	2,166	2,189	8,482
Other revenues	61	69	70	70	246
Total adjusted revenues	5,763	4,647	3,548	3,403	17,076

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,280	3,120	2,045	1,836	11,246
Policyholder liability remeasurement (gains) losses	—	(15)	1	(14)	(170)
Interest credited to policyholder account balances	863	883	903	888	3,371
Capitalization of DAC	(58)	(37)	(46)	(50)	(218)
Amortization of DAC, VOBA and negative VOBA	21	19	21	19	66
Interest expense on debt	4	3	4	3	15
Other expenses	166	169	160	170	666
Total adjusted expenses	5,276	4,142	3,088	2,852	14,976
Adjusted earnings before provision for income tax	487	505	460	551	2,100
Provision for income tax expense (benefit)	101	99	90	110	433
Adjusted earnings	386	406	370	441	1,667
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	386	406	370	441	1,667
Less: Total notable items	—	—	—	13	104
Adjusted earnings available to common shareholders, excluding total notable items	$386	$406	$370	$428	$1,563

Adjusted premiums, fees and other revenues	$3,620	$2,457	$1,382	$1,214	$8,594
Less: PRT	2,593	1,476	328	(10)	4,849
Adjusted premiums, fees and other revenues, excluding PRT	$1,027	$981	$1,054	$1,224	$3,745

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period (at balance sheet discount rate) (2)	$71,510	$73,415	$73,506	$74,263
Less: Accumulated other comprehensive (income) loss	(3,134)	(2,627)	(2,366)	(1,209)
Balance, end of period (at original discount rate)	74,644	76,042	75,872	75,472

Future policyholder benefits subject to reinsurance (at balance sheet discount rate)	$1,956	$2,287	$2,266	$7,750
Add: Accumulated other comprehensive (income) loss	13	(16)	(27)	(149)
Balance, end of period (at original discount rate)	$1,969	$2,271	$2,239	$7,601

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$84,923	$90,243	$92,197	$92,291

Policyholder account balances subject to reinsurance				$3,327

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Future policyholder benefits (at original discount rate) and Policyholder account balances, excluding amounts subject to reinsurance	$157,598	$164,014	$165,830	$156,835

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$51,420	$55,953	$54,864	$55,671

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$49,599	$53,796	$53,740	$51,920

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$25,121	$27,369	$30,087	$29,293

(1)Includes $3,872 million, $3,899 million, $3,910 million and $3,964 million of DPL at December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively.
(2)Represents the current discount rate at the respective balance sheet date.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $221 million, $1,242 million, $0 and $0 of transfers from separate account GICs to synthetic GICs at December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively.
(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the U.K. PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$80	$98	$89	$88
Pension, postretirement and postemployment benefit costs	3	4	4	4
Premium taxes, other taxes, and licenses & fees	18	5	3	7
Commissions and other variable expenses	65	62	64	71
Adjusted other expenses	$166	$169	$160	$170

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Investment income yield, excluding variable investment income yield	5.22%	5.05%	5.07%	5.07%
Variable investment income yield	6.46%	9.03%	5.45%	13.46%
Total investment income yield	5.26%	5.19%	5.08%	5.36%

Average crediting rate	4.35%	4.28%	4.31%	4.33%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.20)%	(0.21)%	(0.24)%
Total average crediting rate	4.14%	4.08%	4.10%	4.09%

Annualized general account spread (2)	1.12%	1.11%	0.98%	1.27%
Annualized general account spread, excluding variable investment income yield	1.08%	0.97%	0.97%	0.98%

(1)Includes the amortization of DPL of (0.23)% for the three months ended December 31, 2024, (0.22%) for each of the three months ended March 31, 2025 and June 30, 2025, and (0.23%) for the three months ended September 30, 2025.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$1,206	$1,260	$1,278	$1,290	$4,991
Universal life and investment-type product policy fees	410	406	399	407	1,690
Net investment income	1,251	1,204	1,204	1,374	4,658
Other revenues	19	15	22	20	76
Total adjusted revenues	2,886	2,885	2,903	3,091	11,415

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	993	1,037	1,051	1,074	4,083
Policyholder liability remeasurement (gains) losses	(59)	(11)	(12)	(141)	(35)
Interest credited to policyholder account balances	708	711	757	804	2,695
Capitalization of DAC	(348)	(351)	(418)	(435)	(1,380)
Amortization of DAC, VOBA and negative VOBA	214	216	223	207	832
Interest expense on debt	—	—	—	—	—
Other expenses	765	749	813	830	2,969
Total adjusted expenses	2,273	2,351	2,414	2,339	9,164
Adjusted earnings before provision for income tax	613	534	489	752	2,251
Provision for income tax expense (benefit)	170	162	143	212	630
Adjusted earnings	443	372	346	540	1,621
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	443	$372	$346	$540	1,621
Less: Total notable items	—	—	—	70	(41)
Adjusted earnings available to common shareholders, excluding total notable items	$443	$372	$346	$470	$1,662

Adjusted premiums, fees and other revenues	$1,635	$1,681	$1,699	$1,717	$6,757

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted premiums, fees and other revenues	$1,635	$1,681	$1,699	$1,717

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,666	$1,728	$1,685	$1,717
Add: Operating joint ventures, on a constant currency basis (1)	409	1,031	737	831
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,075	$2,759	$2,422	$2,548

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$319	$306	$304	$303
Pension, postretirement and postemployment benefit costs	19	13	14	13
Premium taxes, other taxes, and licenses & fees	26	29	33	33
Commissions and other variable expenses	401	401	462	481
Adjusted other expenses	$765	$749	$813	$830
Adjusted other expenses, net of adjusted capitalization of DAC	$417	$398	$395	$395

Adjusted other expenses, on a constant currency basis	$783	$773	$802	$830
Add: Operating joint ventures, on a constant currency basis (2)	93	126	113	135
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$876	$899	$915	$965
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$490	$476	$463	$481

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Japan:
Life	$108	$113	$159	$216
Accident & Health	81	69	67	66
Annuities	113	145	226	178
Other	2	2	2	1
Total Japan	304	329	454	461
Other Asia	213	309	238	325
Total sales	$517	$638	$692	$786

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted earnings available to common shareholders	$443	$372	$346	$540
Adjusted earnings available to common shareholders, excluding total notable items	$443	$372	$346	$470
Adjusted earnings available to common shareholders, on a constant currency basis	$446	$378	$345	$540
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$446	$378	$345	$470

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

GA AUM	$120,626	$125,119	$129,325	$131,751
GA AUM (at amortized cost)	$129,959	$134,352	$139,158	$140,892

GA AUM (at amortized cost), on a constant currency basis	$132,972	$135,452	$137,926	$140,892
Add: Operating joint ventures, on a constant currency basis (1)	10,088	11,658	12,388	13,043
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$143,060	$147,110	$150,314	$153,935

Includes MetLife, Inc.’s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$1,098	$1,164	$1,260	$1,288	$4,476
Universal life and investment-type product policy fees	330	340	371	377	1,419
Net investment income	431	408	445	416	1,650
Other revenues	10	9	3	(2)	41
Total adjusted revenues	1,869	1,921	2,079	2,079	7,586

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,035	1,091	1,216	1,218	4,127
Policyholder liability remeasurement (gains) losses	20	(3)	—	(4)	(9)
Interest credited to policyholder account balances	101	98	96	92	438
Capitalization of DAC	(177)	(172)	(176)	(203)	(704)
Amortization of DAC, VOBA and negative VOBA	123	129	137	149	503
Interest expense on debt	4	4	4	4	15
Other expenses	505	483	485	615	2,007
Total adjusted expenses	1,611	1,630	1,762	1,871	6,377
Adjusted earnings before provision for income tax	258	291	317	208	1,209
Provision for income tax expense (benefit)	57	72	84	60	328
Adjusted earnings	201	219	233	148	881
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$201	$219	$233	$148	$881
Less: Total notable items	—	—	—	(75)	4
Adjusted earnings available to common shareholders, excluding total notable items	$201	$219	$233	$223	$877

Adjusted premiums, fees and other revenues	$1,438	$1,513	$1,634	$1,663	$5,936

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$146	$135	$143	$147
Pension, postretirement and postemployment benefit costs	3	1	2	1
Premium taxes, other taxes, and licenses & fees	24	23	22	123
Commissions and other variable expenses	332	324	318	344
Adjusted other expenses	$505	$483	$485	$615
Adjusted other expenses, net of adjusted capitalization of DAC	$328	$311	$309	$412
Adjusted other expenses, on a constant currency basis	$534	$513	$499	$615
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$346	$329	$318	$412

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Mexico	$144	$219	$191	$213
Chile	122	115	127	121
All other	86	72	73	107
Total sales	$352	$406	$391	$441

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted premiums, fees and other revenues	$1,438	$1,513	$1,634	$1,663
Adjusted earnings available to common shareholders	$201	$219	$233	$148
Adjusted earnings available to common shareholders, excluding total notable items	$201	$219	$233	$223

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,515	$1,600	$1,672	$1,663
Adjusted earnings available to common shareholders, on a constant currency basis	$213	$234	$241	$148
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$213	$234	$241	$223

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$568	$582	$626	$638	$2,202
Universal life and investment-type product policy fees	76	78	84	82	314
Net investment income	59	58	61	66	222
Other revenues	8	8	9	7	32
Total adjusted revenues	711	726	780	793	2,770

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	301	277	309	333	1,100
Policyholder liability remeasurement (gains) losses	(3)	—	4	3	7
Interest credited to policyholder account balances	17	17	20	21	70
Capitalization of DAC	(124)	(126)	(136)	(151)	(486)
Amortization of DAC, VOBA and negative VOBA	93	94	88	85	355
Interest expense on debt	—	—	—	—	—
Other expenses	367	355	367	387	1,369
Total adjusted expenses	651	617	652	678	2,415
Adjusted earnings before provision for income tax	60	109	128	115	355
Provision for income tax expense (benefit)	1	26	28	28	72
Adjusted earnings	59	83	100	87	283
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	59	83	100	87	283
Less: Total notable items	—	—	—	(1)	(5)
Adjusted earnings available to common shareholders, excluding total notable items	$59	$83	$100	$88	$288

Adjusted premiums, fees and other revenues	$652	$668	$719	$727	$2,548

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$112	$109	$111	$111
Pension, postretirement and postemployment benefit costs	2	1	(3)	2
Premium taxes, other taxes, and licenses & fees	7	6	6	7
Commissions and other variable expenses	246	239	253	267
Adjusted other expenses	$367	$355	$367	$387
Adjusted other expenses, net of adjusted capitalization of DAC	$243	$229	$231	$236
Adjusted other expenses, on a constant currency basis	$380	$370	$371	$387
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$252	$238	$233	$236

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted premiums, fees and other revenues	$652	$668	$719	$727
Adjusted earnings available to common shareholders	$59	$83	$100	$87
Adjusted earnings available to common shareholders, excluding total notable items	$59	$83	$100	$88

Adjusted premiums, fees and other revenues, on a constant currency basis	$676	$699	$727	$727
Adjusted earnings available to common shareholders, on a constant currency basis	$60	$87	$101	$87
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$60	$87	$101	$88
Total sales, on a constant currency basis	$251	$320	$310	$301

METLIFE INVESTMENT MANAGEMENT STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—
Net investment income	1	1	2	1	7
Other revenues (1)	181	218	237	238	718
Total adjusted revenues	182	219	239	239	725

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—
Policyholder liability remeasurement (gains) losses	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA	—	—	—	—	—
Interest expense on debt	—	—	—	—	—
Other expenses	162	182	167	161	652
Total adjusted expenses	162	182	167	161	652
Adjusted earnings before provision for income tax	20	37	72	78	73
Provision for income tax expense (benefit)	4	9	18	20	18
Adjusted earnings	16	28	54	58	55
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	16	28	54	58	55
Less: Total notable items	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$16	$28	$54	$58	$55

Operating margin (2)	11.0%	16.9%	30.1%	32.6%	10.1%

(1)Beginning January 1, 2025 revenues earned on MIM GA AUM were determined based on market rates.
(2)Calculated as adjusted earnings before provision for income tax as percentage of total adjusted revenues.

METLIFE INVESTMENT MANAGEMENT
ASSETS UNDER MANAGEMENT INFORMATION

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Institutional Client AUM
Beginning Institutional Client AUM	$178,703	$178,666	$185,970	$200,616
Additions	14,687	5,945	17,118	19,078
Withdrawals	(9,569)	(7,460)	(9,103)	(9,366)
Change in market value	(5,155)	2,217	6,631	2,062
Acquisitions, dispositions and other	—	6,602	—	—
Ending Institutional Client AUM	$178,666	$185,970	$200,616	$212,390

MIM GA AUM	$407,063	$417,194	$423,671	$420,204

Total AUM	$585,729	$603,164	$624,287	$632,594

OTHER REVENUES BY CLIENT SEGMENT
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Institutional client	$76	$77	$95	$98
General account (1)	105	141	142	140
Other revenues	$181	$218	$237	$238

(1)Beginning January 1, 2025 revenues earned on MIM GA AUM were determined based on market rates.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Adjusted revenues
Premiums	$691	$666	$632	$632	$2,784
Universal life and investment-type product policy fees	75	68	63	55	328
Net investment income	1,103	999	979	1,038	4,401
Other revenues	(39)	(87)	(93)	(91)	(156)
Total adjusted revenues	1,830	1,646	1,581	1,634	7,357

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,220	1,210	1,171	1,160	4,961
Policyholder liability remeasurement (gains) losses	—	16	16	4	2
Interest credited to policyholder account balances	97	36	35	37	390
Capitalization of DAC	(7)	(7)	(4)	(6)	(27)
Amortization of DAC, VOBA and negative VOBA	59	55	52	55	239
Interest expense on debt	250	250	260	263	1,005
Other expenses	226	188	192	221	945
Total adjusted expenses	1,845	1,748	1,722	1,734	7,515
Adjusted earnings before provision for income tax	(15)	(102)	(141)	(100)	(158)
Provision for income tax expense (benefit)	15	(39)	(30)	(20)	(41)
Adjusted earnings	(30)	(63)	(111)	(80)	(117)
Preferred stock dividends	32	66	31	66	200
Adjusted earnings available to common shareholders	(62)	(129)	(142)	(146)	(317)
Less: Total notable items	10	—	—	13	22
Adjusted earnings available to common shareholders, excluding total notable items	$(72)	$(129)	$(142)	$(159)	$(339)

Adjusted premiums, fees and other revenues	$727	$647	$602	$596	$2,956

Adjusted earnings available to common shareholders attributed to business activities	$153	$120	$115	$173	$647

CORPORATE & OTHER
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$1,515	$1,493	$1,466	$1,457
Long-Term Care	14,537	14,716	14,803	15,309
Life and Other	53,298	52,962	52,748	52,480
Balance, end of period (at balance sheet discount rate)	$69,350	$69,171	$69,017	$69,246

Less:
Annuities	$(63)	$(51)	$(43)	$(26)
Long-Term Care	(919)	(872)	(922)	(547)
Life and Other	(34)	(26)	(26)	(10)
Accumulated other comprehensive (income) loss	$(1,016)	$(949)	$(991)	$(583)

Annuities	$1,578	$1,544	$1,509	$1,483
Long-Term Care	15,456	15,588	15,725	15,856
Life and Other	53,332	52,988	52,774	52,490
Balance, end of period (at original discount rate)	$70,366	$70,120	$70,008	$69,829

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,393	$1,370	$1,345	$1,326
Long-Term Care	—	—	—	—
Life and Other	$2,410	$2,421	$2,455	$2,474

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$10,142	$6,807	$6,633	$6,545
Life and Other	11,117	7,278	7,226	7,164
Balance, end of period	$21,259	$14,085	$13,859	$13,709

Policyholder account balances subject to reinsurance (2)
Annuities	$3,027	$2,930	$2,848	$2,761
Life and Other	$6,357	$6,301	$6,240	$6,178

MARKET RISK BENEFITS

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$2,073	$2,188	$2,056	$1,957
Balance, end of period	$2,073	$2,188	$2,056	$1,957

Market risk benefits subject to reinsurance (2)	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$27,829	$19,795	$20,317	$20,252
Life and Other	7,065	6,393	7,022	7,317
Balance, end of period	$34,894	$26,188	$27,339	$27,569

Separate account liabilities subject to reinsurance (3)
Annuities	$79	$73	$77	$77
Life and Other	$6,244	$5,852	$6,429	$6,688

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance activity and Third-party mortgage loan activity have been excluded from the amounts within this table.
	At or For the Three Months Ended				At or For the Year Ended
Unaudited (In millions, except yields)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Fixed Maturity Securities
Yield (1)	4.47%	4.36%	4.61%	4.61%	4.44%
Investment income (2), (3)	$3,326	$3,259	$3,517	$3,485	$13,089
Investment gains (losses)	(245)	(244)	(124)	(150)	(733)
Ending carrying value (4)	280,227	290,416	297,565	296,663	280,227
Mortgage Loans
Yield (1)	5.28%	5.21%	5.12%	5.22%	5.29%
Investment income (3)	1,085	1,056	1,026	1,009	4,378
Investment gains (losses)	(53)	(159)	(288)	(65)	(285)
Ending carrying value (5)	81,460	80,581	79,848	76,896	81,460
Real Estate and Real Estate Joint Ventures
Yield (1)	1.47%	4.01%	3.47%	1.83%	(0.12)%
Investment income	50	134	120	63	(15)
Investment gains (losses)	70	(40)	3	47	245
Ending carrying value	13,342	13,481	14,007	13,932	13,342
Policy Loans
Yield (1)	5.67%	5.38%	5.64%	5.76%	5.60%
Investment income	114	107	113	115	453
Ending carrying value	8,545	8,663	8,664	8,589	8,545
Equity Securities
Yield (1)	3.23%	6.16%	2.30%	3.46%	4.38%
Investment income	5	9	3	4	23
Investment gains (losses)	4	(12)	45	17	(18)
Ending carrying value	712	747	790	788	712
Other Limited Partnership Interests
Yield (1)	7.05%	6.22%	3.46%	11.89%	6.73%
Investment income	252	222	122	431	965
Investment gains (losses)	1	(1)	21	4	(55)
Ending carrying value (6)	14,367	14,125	14,265	14,726	14,367
Cash and Cash Equivalents and Short-term Investments
Yield (1)	4.97%	4.42%	4.19%	4.36%	5.04%
Investment income	249	224	232	239	961
Investment gains (losses)	18	(9)	(38)	13	34
Ending carrying value (7)	25,018	26,862	27,432	25,853	25,018
Other Invested Assets
Investment income	368	365	218	241	1,414
Investment gains (losses)	23	4	25	(76)	46
Ending carrying value (8)	18,504	17,470	16,350	16,871	18,504
Total Investments
Investment income yield (1)	4.87%	4.82%	4.73%	4.99%	4.80%
Investment fees and expenses yield (1)	(0.13)%	(0.15)%	(0.13)%	(0.13)%	(0.13)%
Net Investment Income Yield (1)	4.74%	4.67%	4.60%	4.86%	4.67%
Investment income	$5,449	$5,376	$5,351	$5,587	$21,268
Investment fees and expenses	(147)	(162)	(149)	(147)	(595)
Net investment income including divested businesses	5,302	5,214	5,202	5,440	20,673
Less: Net investment income from divested businesses	1	1	—	—	1
Adjusted Net Investment Income (9)	$5,301	$5,213	$5,202	$5,440	$20,672
Ending Carrying Value	$442,175	$452,345	$458,921	$454,318	$442,175
Investment Portfolio Gains (Losses) (10)	$(182)	$(461)	$(356)	$(210)	$(766)
Gross investment gains	316	142	204	373	1,260
Gross investment losses	(386)	(423)	(264)	(269)	(1,696)
Net credit loss (provision) release and (impairments)	(112)	(180)	(296)	(314)	(330)
Investment Portfolio Gains (Losses) (10)	(182)	(461)	(356)	(210)	(766)
Investment portfolio gains (losses) income tax (expense) benefit	59	116	94	41	213
Investment Portfolio Gains (Losses), Net of Income Tax	$(123)	$(345)	$(262)	$(169)	$(553)

Derivative Gains (Losses) (10)	(1,159)	344	(892)	(746)	(2,413)
Derivative gains (losses) income tax (expense) benefit	314	(99)	181	193	605
Derivative Gains (Losses), Net of Income Tax	$(845)	$245	$(711)	$(553)	$(1,808)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$78,584	28.2%	$80,316	27.7%	$81,562	27.5%	$81,720	27.7%
Foreign corporate		53,354	19.1%	55,083	19.1%	58,792	19.9%	57,798	19.6%
Foreign government		39,895	14.3%	40,892	14.2%	42,097	14.2%	41,610	14.1%
Residential mortgage-backed		34,135	12.3%	39,083	13.5%	40,764	13.8%	41,292	14.0%
U.S. government and agency		33,350	12.0%	33,535	11.6%	32,463	11.0%	32,315	11.0%
Asset-backed securities and collateralized loan obligations		20,390	7.3%	20,748	7.2%	20,929	7.1%	20,313	6.9%
Municipals		9,762	3.5%	9,764	3.4%	9,802	3.3%	10,486	3.6%
Commercial mortgage-backed		9,182	3.3%	9,388	3.3%	9,428	3.2%	9,245	3.1%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$278,652	100.0%	$288,809	100.0%	$295,837	100.0%	$294,779	100.0%
Reinsurance activity		2,391		2,926		2,900		9,866
Fixed Maturity Securities Available-For-Sale		$281,043		$291,735		$298,737		$304,645

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$192,099	68.9%	$199,468	69.1%	$203,465	68.8%	$202,215	68.7%
Baa	2	74,345	26.7%	77,112	26.7%	80,262	27.1%	80,465	27.3%
Ba	3	8,680	3.1%	8,674	3.0%	8,566	2.9%	8,364	2.8%
B	4	3,035	1.1%	3,198	1.1%	3,260	1.1%	3,379	1.1%
Caa and lower	5	425	0.2%	291	0.1%	204	0.1%	258	0.1%
In or near default	6	68	—%	66	—%	80	—%	98	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$278,652	100.0%	$288,809	100.0%	$295,837	100.0%	$294,779	100.0%
Reinsurance activity		2,391		2,926		2,900		9,866
Fixed Maturity Securities Available-For-Sale (11)		$281,043		$291,735		$298,737		$304,645

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025

Gross unrealized gains		$4,965		$5,398		$6,192		$7,130
Gross unrealized losses		31,041		28,891		28,951		26,495
Net Unrealized Gains (Losses), excluding Reinsurance activity		$(26,076)		$(23,493)		$(22,759)		$(19,365)
Reinsurance activity		(142)		(109)		(88)		(575)
Net Unrealized Gains (Losses)		$(26,218)		$(23,602)		$(22,847)		$(19,940)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025

Commercial mortgage loans	$48,967		$47,890		$46,674		$44,953
Agricultural mortgage loans	19,030		18,779		18,993		18,045
Residential mortgage loans	14,186		14,783		15,286		14,968
Total	82,183		81,452		80,953		77,966
Allowance for credit loss	(723)		(871)		(1,105)		(1,070)
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	81,460		80,581		79,848		76,896
Reinsurance activity	85		82		78		2,270
Third-party mortgage loan activity	7,467		7,245		6,942		6,677
Mortgage loans	$89,012		$87,908		$86,868		$85,843

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,738	17.8%	$8,677	18.1%	$8,611	18.4%	$8,617	19.2%
Non-U.S.	7,901	16.1%	7,802	16.3%	7,839	16.8%	7,555	16.8%
Middle Atlantic	6,938	14.2%	6,877	14.4%	6,561	14.1%	6,369	14.2%
South Atlantic	5,890	12.0%	5,796	12.1%	5,630	12.1%	5,321	11.8%
West South Central	3,228	6.6%	3,214	6.7%	3,274	7.0%	3,195	7.1%
Mountain	2,317	4.7%	2,455	5.1%	2,470	5.3%	2,369	5.3%
New England	2,680	5.5%	2,501	5.2%	2,386	5.1%	2,340	5.2%
East North Central	1,453	3.0%	1,453	3.0%	1,460	3.1%	1,398	3.1%
East South Central	481	1.0%	481	1.0%	476	1.0%	453	1.0%
West North Central	410	0.8%	408	0.9%	407	0.9%	405	0.9%
Multi-Region and Other	8,931	18.3%	8,226	17.2%	7,560	16.2%	6,931	15.4%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	48,967	100.0%	47,890	100.0%	46,674	100.0%	44,953	100.0%
Reinsurance activity	82		82		78		735
Third-party mortgage loan activity	7,260		7,047		6,703		6,503
Total	$56,309		$55,019		$53,455		$52,191

Office	$18,269	37.3%	$18,134	37.9%	$17,912	38.4%	$17,253	38.4%
Apartment	10,472	21.4%	10,549	22.0%	9,899	21.2%	9,713	21.6%
Retail	6,612	13.5%	6,502	13.6%	6,768	14.5%	6,505	14.5%
Single Family Rental	5,355	10.9%	4,844	10.1%	4,780	10.2%	4,481	9.9%
Industrial	4,999	10.2%	4,506	9.4%	3,942	8.5%	3,764	8.4%
Hotel	3,178	6.5%	3,268	6.8%	3,285	7.0%	3,151	7.0%
Other	82	0.2%	87	0.2%	88	0.2%	86	0.2%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	48,967	100.0%	47,890	100.0%	46,674	100.0%	44,953	100.0%
Reinsurance activity	82		82		78		735
Third-party mortgage loan activity	7,260		7,047		6,703		6,503
Total	$56,309		$55,019		$53,455		$52,191

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), Reinsurance activity, Third-party mortgage loan activity, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $22 million, ($20) million, $107 million and $99 million for the three months ended December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively, and $205 million for the year ended December 31, 2024.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Fixed maturity securities available-for-sale	$281,043	$291,735	$298,737	$304,645
Less: Reinsurance activity	2,391	2,926	2,900	9,866
Fixed maturity securities available-for-sale, excluding Reinsurance activity	$278,652	$288,809	$295,837	$294,779
Add: Fair value option securities	1,575	1,607	1,728	1,884
Fixed maturity securities, excluding Reinsurance activity	$280,227	$290,416	$297,565	$296,663

(5)The following table presents a reconciliation to ending carrying value presented for mortgage loans.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Mortgage Loans	$89,012	$87,908	$86,868	$85,843
Less: Reinsurance activity	85	82	78	2,270
Less: Third-party mortgage loan activity	7,467	7,245	6,942	6,677
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	$81,460	$80,581	$79,848	$76,896

(6)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Other limited partnership interests	$14,378	$14,137	$14,279	$14,741
Less: Reinsurance activity	11	12	14	15
Other limited partnership interests, excluding Reinsurance activity	$14,367	$14,125	$14,265	$14,726

(7)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Cash and cash equivalents and short-term investments	$25,224	$26,869	$27,478	$26,195
Less: Reinsurance activity	206	7	46	342
Cash and cash equivalents and short-term investments, excluding Reinsurance activity	$25,018	$26,862	$27,432	$25,853

(8)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Other invested assets	$18,504	$17,470	$16,352	$16,932
Less: Reinsurance activity	—	—	2	61
Other invested assets, excluding Reinsurance activity	$18,504	$17,470	$16,350	$16,871

(9)Adjusted net investment income reflects the adjustments as presented on Page 5.
(10)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended				For the Year Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Net investment gains (losses)	$(311)	$(387)	$(273)	$(325)	$(1,184)
Less: Non-investment portfolio gains (losses)	(122)	65	86	(88)	(336)
Less: Third-party mortgage loan activity	11	(34)	20	(75)	(4)
Add: Joint venture adjustments (12)	16	(42)	16	(53)	82
Less: Reinsurance activity	—	—	—	(1)	—
Less: Other (12)	(2)	1	(7)	(4)	4
Investment portfolio gains (losses)	$(182)	$(461)	$(356)	$(210)	$(766)

	For the Three Months Ended				For the Year Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Net derivative gains (losses)	$(903)	$432	$(796)	$(929)	$(1,623)
Less: Investment hedge adjustments	127	103	102	100	604
Add: Joint venture adjustments (12)	—	—	—	45	—
Less: Reinsurance activity	110	(35)	(22)	(247)	110
Less: Other (12)	19	20	16	9	76
Derivative gains (losses)	$(1,159)	$344	$(892)	$(746)	$(2,413)

(11)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

(12)Certain amounts in prior periods are reclassified to conform to current period presentation.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,239	$879	$698	$818	$4,226
Add: Preferred stock dividends	32	66	31	66	200
Add: Preferred stock redemption premium	—	—	—	12	—
Add: Net income (loss) attributable to noncontrolling interests	4	5	6	6	18
Net income (loss)	1,275	950	735	902	4,444
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(311)	(387)	(273)	(325)	(1,184)
Net derivative gains (losses)	(903)	432	(796)	(929)	(1,623)
Market risk benefit remeasurement gains (losses)	764	(299)	277	263	1,109
Premiums - Divested businesses	15	4	3	—	31
Universal life and investment-type product policy fees
Asymmetrical and non-economic accounting	—	—	—	—	—
Divested businesses	—	—	—	—	—
Net investment income
Investment hedge adjustments	(127)	(103)	(102)	(100)	(604)
Joint venture adjustments	16	(42)	16	(8)	82
Unit-linked contract income	183	(227)	498	580	1,091
Reinsurance activity	31	43	47	177	31
Divested businesses	1	1	—	—	1
Other revenues
Asymmetrical and non-economic accounting	34	36	42	78	158
Other adjustments	(11)	(15)	(16)	(15)	(48)
Divested businesses	—	—	—	2	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(51)	(75)	(1)	52	(219)
Market volatility	49	44	40	49	256
Divested businesses	(10)	(1)	1	(1)	(19)
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	—	—	(2)	—
Divested businesses	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	5	(64)	(30)	(68)	(103)
Unit-linked contract costs	(185)	234	(486)	(578)	(1,081)
Divested businesses	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA - Divested businesses	—	—	—	—	—
Interest expense on debt
Divested businesses	—	—	—	—	—
Other expenses
Reinsurance activity	(30)	(42)	(45)	(135)	(30)
Other adjustments, excluding Reinsurance activity	(25)	(19)	(21)	(2)	(49)
Divested businesses	(13)	(8)	(7)	(9)	(38)
Goodwill impairment	—	—	—	—	—
Provision for income tax (expense) benefit	352	23	195	223	687
Adjusted earnings	1,491	1,415	1,393	1,650	5,996
Less: Preferred stock dividends	32	66	31	66	200
Adjusted earnings available to common shareholders	$1,459	$1,349	$1,362	$1,584	$5,796

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$89	$16
Litigation reserves and settlement costs	(47)	—	—	—	(47)
Tax adjustments	57	—	—	(71)	57
Total notable items	$10	$—	$—	$18	$26

GROUP BENEFITS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(2)	$(58)
Total notable items	$—	$—	$—	$(2)	$(58)

RIS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$13	$104
Total notable items	$—	$—	$—	$13	$104

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$70	$(41)
Total notable items	$—	$—	$—	$70	$(41)

LATIN AMERICA
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(4)	$4
Tax adjustments	—	—	—	(71)	—
Total notable items	$—	$—	$—	$(75)	$4

EMEA
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(1)	$(5)
Total notable items	$—	$—	$—	$(1)	$(5)

CORPORATE & OTHER (2)
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$13	$12
Litigation reserves and settlement costs	(47)	—	—	—	(47)
Tax adjustments	57	—	—	—	57
Total notable items	$10	$—	$—	$13	$22

(2) Certain amounts in prior periods have been reclassified to conform to current period presentation.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Total MetLife, Inc.'s stockholders' equity	$27,445	$27,493	$27,685	$28,944
Less: Preferred stock	3,818	3,818	3,818	2,830
MetLife, Inc.'s common stockholders' equity	23,627	23,675	23,867	26,114
Less: Unrealized investment gains (losses), net of related offsets and income tax	(19,402)	(17,329)	(16,484)	(14,667)
Deferred gains (losses) on derivatives, net of income tax	370	179	(1,466)	(1,239)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	6,529	5,334	5,876	6,028
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(71)	(31)	(64)	(83)
Defined benefit plans adjustment, net of income tax	(1,442)	(1,416)	(1,407)	(1,390)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	(129)	(100)	(83)	92
Total MetLife, Inc.'s adjusted common stockholders' equity	37,772	37,038	37,495	37,373
Less: Accumulated year-to-date total notable items, net of income tax (2)	26	—	—	18
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,746	$37,038	$37,495	$37,355

Unaudited (In millions, except per share data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Book value per common share	$34.28	$35.16	$35.79	$39.52
Less: Unrealized investment gains (losses), net of related offsets and income tax	(28.15)	(25.74)	(24.72)	(22.20)
Deferred gains (losses) on derivatives, net of income tax	0.54	0.27	(2.20)	(1.88)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	9.46	7.92	8.81	9.12
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.10)	(0.05)	(0.10)	(0.13)
Defined benefit plans adjustment, net of income tax	(2.09)	(2.10)	(2.11)	(2.10)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	(0.19)	(0.15)	(0.12)	0.14
Adjusted book value per common share	$54.81	$55.01	$56.23	$56.57

Common shares outstanding, end of period	689.2	673.3	666.8	660.7

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Return on MetLife, Inc.'s:
Common stockholders' equity	19.6%	14.9%	11.7%	13.1%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	15.4%	14.4%	14.6%	16.9%
Adjusted common stockholders' equity, excluding total notable items (2)	15.3%	14.4%	14.6%	16.7%

Average common stockholders' equity	$25,347	$23,651	$23.771	$24,991
Average adjusted common stockholders' equity	$37,867	$37,405	$37,267	$37,434
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,846	$37,405	$37,267	$37,425

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to the reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GROUP BENEFITS (1)	$6,184	$6,430	$6,446	$6,306
RIS (1)	3,620	2,457	1,382	1,214
ASIA	1,666	1,728	1,685	1,717
LATIN AMERICA	1,515	1,600	1,672	1,663
EMEA	676	699	727	727
MIM (1)	181	218	237	238
CORPORATE & OTHER (1)	727	647	602	596
Adjusted premiums, fees and other revenues, on a constant currency basis	$14,569	$13,779	$12,751	$12,461
Adjusted premiums, fees and other revenues	$14,437	$13,614	$12,719	$12,461

ASIA (including operating joint ventures) (2), (3)	$2,075	$2,759	$2,422	$2,548

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GROUP BENEFITS (1)	$1,041	$1,076	$1,052	$1,038
RIS (1)	166	169	160	170
ASIA	783	773	802	830
LATIN AMERICA	534	513	499	615
EMEA	380	370	371	387
MIM (1)	162	182	167	161
CORPORATE & OTHER (1)	226	188	192	221
Adjusted other expenses, on a constant currency basis	$3,292	$3,271	$3,243	$3,422
Adjusted other expenses	$3,232	$3,202	$3,236	$3,422

ASIA (including operating joint ventures) (2), (4)	$876	$899	$915	$965

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GROUP BENEFITS (1)	$416	$370	$401	$456
RIS (1)	386	406	370	441
ASIA	446	378	345	540
LATIN AMERICA	213	234	241	148
EMEA	60	87	101	87
MIM (1)	16	28	54	58
CORPORATE & OTHER (1)	(62)	(129)	(142)	(146)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,475	$1,374	$1,370	$1,584
Adjusted earnings available to common shareholders	$1,459	$1,349	$1,362	$1,584

(1) Amounts on a reported basis, as constant currency impact is not significant.

(2) Adjusted premiums, fees and other revenues as well as other expenses for operating joint ventures are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15.

(3) Includes MetLife, Inc.’s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(4) Includes MetLife, Inc.’s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife’s percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”).

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at MetLife’s Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders, on a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method (“Joint venture adjustments”), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”).

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (ii) asymmetrical accounting associated with in-force reinsurance, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

“Divested businesses” are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities (“Unit-linked contract income” and “Unit-linked contract costs”).

•	Net investment income and other expenses exclude Reinsurance activity (as defined below).
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•
Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

•
“Reinsurance activity” relates to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Assets Under Management
• Total Assets Under Management (“Total AUM”) is comprised of MIM GA AUM plus Institutional Client AUM (each, as defined below).
• MIM General Account AUM (“MIM GA AUM”) is used by MetLife to describe the portion of GA AUM (as defined below) that MIM manages or advises.
•
General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account (“GA”) investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as commercial mortgage loans.

•
Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MIM manages or advises Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement.

◦
Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios, which are managed or advised by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Reinsurance AUM is comprised of GA assets subject to ceded reinsurance arrangements with third parties and joint ventures, which are managed or advised by MIM and are generally included in MetLife, Inc.'s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed or advised by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value, as well as accrued investment income on such assets. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.

•
Asia General Account AUM (“Asia GA AUM”) is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes U.K. funded reinsurance.
•
“Third-party mortgage loan activity” relates to amounts associated with mortgage loans originated and acquired for third parties, including (i) the related investment returns and expenses which are passed through to the third-party lenders and (ii) the corresponding mortgage loan assets.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
AUM	Assets under management
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
MIM	MetLife Investment Management
MIM GA AUM	MetLife Investment Management general account assets under management
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
U.K.	United Kingdom
VOBA	Value of business acquired